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EXHIBIT 10.0

                             SECOND AMENDMENT TO
                         SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                          OF SUSA PARTNERSHIP, L.P.


        This SECOND AMENDMENT, dated as of June 14, 1996, to the Second
Amended and Restated Agreement of Limited Partnership of SUSA Partnership, L.P., dated as of September 21, 1994 (the "Partnership Agreement"), recites and provides as follows:

        A. Storage USA, Inc. ("Storage USA") is the general partner of SUSA Partnership, L.P. ("SUSA") and owns 20,642,770 units of general partnership interest in SUSA.

        B. Storage USA desires to convert 16,514,000 of such units into units of limited partnership interest in SUSA (the "Conversion Units") and to transfer the Conversion Units to Storage USA Trust, a Maryland business trust of which Storage USA is the sole beneficial owner (the "Trust").

        NOW, THEREFORE, pursuant to Article XI of the Partnership Agreement, Storage USA, as general partner of SUSA, amends the Partnership Agreement as follows:

        1. Section 7.01(b) is amended and restated in its entirety as follows:

                        (b)  The General Partner agrees that it will
                        at all times own at least 20% of the
                        Partnership Interests, either directly
                        or through a wholly-owned subsidiary that is a qualified REIT subsidiary within the meaning of Section 856(i) of the Code.

        2. 16,514,000 units of general partnership interest in SUSA held by Storage USA as of the date hereof are converted into 16,514,000 units of limited partnership interest in SUSA.

        3. Upon the transfer to the Trust of the Conversion Units, the execution by the Trust of a counterpart of the Partnership Agreement and the delivery by the Trust to Storage USA of the documents referred to in Section 9.03(a)(iii) and (v) of the Partnership Agreement, the Trust shall be admitted as a Limited Partner of the Partnership and Exhibit A to the Partnership Agreement shall be amended and restated to reflect the transfer of the Conversion Units to the Trust and the admission of the Trust as a Limited Partner.





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        IN WITNESS WHEREOF, Storage USA has caused this Second Amendment to be duly executed, as of the date first set forth above.


                                        AS GENERAL PARTNER:

                                        STORAGE USA, INC.


                                        By:  /s/ JOHN R. ERICKSON
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                                             John R. Erickson
                                             Senior Vice President and Chief
                                                 Financial Officer